UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 3, 2006

Arch Coal, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One CityPlace Drive, Suite 300, St. Louis, Missouri		63141
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(314) 994-2725

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 3, 2006, Arch Coal, Inc. announced that it had sold 100% of the stock of three subsidiaries and their associated mining operations and coal reserves in Central Appalachia to Magnum Coal Company. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

On January 3, 2006, Arch Coal, Inc. also provided an update on the status of its West Elk mine. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached hereto and filed herewith.

Exhibit No. Description

99.1 Press release dated January 3, 2006 (announcing sale of certain assets to Magnum Coal Company).

99.2 Press release dated January 3, 2006 (providing an update on the status of the West Elk mine).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arch Coal, Inc.

January 3, 2006	By:	/s/ Robert G. Jones

Name: Robert G. Jones
Title: Vice President - Law, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 3, 2006 (announcing sale of certain assets to Magnum Coal Company)
99.2	Press Release dated January 3, 2006 (providing an update on the status of the West Elk mine).